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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   FEBRUARY 7, 1997
                                                 ----------------------------

                                INTEVAC, INC.
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               (Exact name of registrant as specified in charter)



          CALIFORNIA                   0-26946                 94-3125814
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



   3550 BASSETT STREET, SANTA CLARA, CALIFORNIA                  95054
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code          (408) 986-9888
                                                   -------------------------

                                      N/A
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          (Former name or former address, if changed since last report.)
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ITEM 5.  Other Events

                 On February 7, 1997, Intevac, Inc. issued a press release announcing the offering of convertible subordinated notes. The press release is attached hereto as Exhibit 7.1.

ITEM 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits


         (a)     Financial Statements of Businesses Acquired.  None.

         (b)     Pro Forma Financial Information.  None.

         (c) Exhibits. The following document is filed as an exhibit to the report:

                 (1)  Press Release dated February 7, 1997.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Intevac, Inc.
                                           -------------------------------
                                                        (Registrant)


Date:  February 10, 1997                   By    /s/ Charles B. Eddy III
                                              -----------------------------
                                               Name:    Charles B. Eddy III
                                               Title:   Chief Financial Officer

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                               Index to Exhibits

                                                                Sequentially
Exhibit No.         Description of Document                   Numbered Page No.
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
7.1                 Press Release, dated February 7, 1997           5